From Serendipity to Rational Design Taking Molecular Glue Degraders to New Heights | January 2022 Exhibit 99.1

These materials include express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in these materials include, but are not limited to, statements about our product development activities, including our expectations around the ongoing development of our QuEENTM platform and in silico tools, the advancement of our pipeline and the various products therein, including -the timing for filing our IND for our GSPT1 program and the advancement of additional programs, the expansion of our compound and degron libraries, our ability to identify additional molecular glue degraders, and our scientific predictions around clinical opportunities for our programs, including for GSPT1 program. By their nature, these statements are subject to numerous risks and uncertainties, including the impact that the current COVID-19 pandemic will have on our development activities and operations, as well as those risks and uncertainties set forth in our Quarterly Report on Form 10-Q for the third quarter ended September 30, 2021 filed with the US Securities and Exchange Commission, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research. Forward-Looking Statements

Monte Rosa Therapeutics Highlights Taking molecular glue degraders (MGDs) to new heights World-class leadership & SAB with deep drug discovery know-how and development expertise in precision medicine Next-generation molecular glue-based targeted protein degradation platform developing breakthrough small molecule drugs that selectively degrade therapeutically-relevant proteins Targeting the undruggable proteome via AI-based degron prediction & rational design of highly selective MGDs IND for GSPT1 program expected in 2022 with clinical development planned in Myc-driven tumors Five disclosed programs targeting high unmet medical needs in oncology and non-oncology indications

World-Class Leadership Deep expertise in molecular glue discovery, drug development and precision medicine Jullian Jones, Ph.D., J.D., MBA Chief Business Officer Markus Warmuth, M.D. Chief Executive Officer Ajim Tamboli, CFA Chief Financial Officer John Castle, Ph.D. Chief Data Scientist Silvia Buonamici, Ph.D. SVP, Drug Discovery Biology Filip Janku, M.D., Ph.D. Chief Medical Officer Sharon Townson, Ph.D. Chief Technology Officer Owen Wallace, Ph.D. Chief Scientific Officer Phil Nickson, Ph.D., J.D. SVP, Head, Legal Operations Jennifer Champoux, Vice President, Operations

Strong Cash Position and Investor Support Over $455M raised since 2020 with top tier investors provides runway into late 2024 Aggregate IPO gross proceeds were approximately $255.6 million before deducting underwriting discounts and commissions and other offering expenses and include an additional $33.3 million in gross proceeds the company received as part of its IPO from the full exercise of the underwriters’ option to purchase up to an additional 1,755,000 shares of common stock at the public offering price of $19.00 per share. Series A $32.5M April 14, 2020 Series B $96.0M September 14, 2020 Series C $95.0M March 11, 2021 IPO $255.6M* June 28, 2021 $367M Cash as of 9/30/21

Expanding Target Space through Molecular Glue Degraders (MGDs)


Inhibitors
PROTACs
MGDs
DRUGGABLE TARGETS
E3 Ligase
DRUGGABLE TARGETS
E3 Ligase
UNDRUGGABLE TARGETS
Drugging
the Druggable
Redrugging
the Druggable
Drugging
the Undruggable
3-10% of Proteome
Uncharted Chemical and Target Space

6

The Next Generation of Precision Medicine-based Small Molecule Drugs Selectively editing the human proteome with rationally designed MGDs Traditional small molecule inhibitors Therapeutic Antibodies RNAi, RNA Editing CRISPR/Gene Therapy MGDs Ability to access undruggable space Cellular permeability Oral bioavailability Systemic distribution CNS Penetration Manufacturing scalability

Our Rational Approach to Unleash the Full Potential of MGDs


Unraveling the canonical degrome
Beyond the canonical degrome
Beyond cereblon
Cereblon
Neosubstrates - E.g. IKZF1
MGD
E.g. Lenalidomide
O
N
NH2
O
N
H
O
Expanding the Degradable Proteome

8

QuEEN™ Discovery Platform Quantitative and Engineered Elimination of Neosubstrates

Degron encyclopedia QuEEN™ Discovery Platform: A Target-Centric Approach to MGDs Cereblon binding (pIC50) 5 7 Molecular weight (Da) 190 300 Degron discovery using proprietary AI-powered algorithm Rationally designed, diverse and growing library engaging a variety of degrons Proprietary MGD library Accessing a large pool of undruggable targets with a diverse MGD library Sequence Topology Surface 1000s of proteins across multiple degrons GlueomicsTM toolbox Specialized suite of in vitro and in silico assays to discover, optimize and advance MGDs as clinical candidates Protein fold-change; (log2) p-value

A Rich, Differentiated Target Space Across Protein Domains and Diseases Degron-containing domains Broad disease landscape Many highly credentialed targets >85% degrons have unique sequence >75% undruggable Diverse protein domains and classes Degron Encyclopedia >3000 proteins containing a predicted loop degron Predicted degrons

Increasing MGD scaffold diversity Library design and expansion Increasing Novelty and Structural Diversity to Match the Target Space Scaffold evolution Tanimoto similarity 0.6 1 Design focused on optimal drug-like properties High structural diversity and novelty Current library size 20K MGDs 0.8 MGD library is derived from > 400 unique low molecular weight scaffolds with favorable CRBN binding affinities 0.4 Lenalidomide (reference point) Cereblon binding (pIC50) 5 7 Molecular weight (Da) 190 300

Multiple points of contact for dialing in selectivity and potency MGDs are rationally designed to exploit key contacts to selectively engage different neosubstrates MGDs Reprogram the Cereblon Surface Remodeled MGD-CRBN surface enables selective engagement of neosubstrates Effective ternary complex generation involves MGD-cereblon interactions MGD-neosubstrate interactions CRBN-neosubstrate interactions MGDs reshape the cereblon surface through different exit vector geometries Neosubstrates are engaged selectively through unique interactions with both MGD and cereblon MGD MGD Neosubstrate E3 ligase MGD in vitro screens Glueomics™ Toolbox Accelerates Identification of MGDs Multiple assays enable rapid identification and validation of MGDs for novel targets Chemoproteomics - proximity Protein fold-change; (log2) p-value Turbo-ID Cellular Biochemical Proteome-wide expression TMT Proteomics to evaluate: Proteome-wide changes in protein levels MGD selectivity Protein fold-change; (log2) p-value

Rhapsody, QuEEN’s in silico Engine A suite of proprietary AI-powered algorithms to design, discover and develop MGDs Taking MGD discovery in silico to accelerate discovery Creation and E3 ligase docking of novel MGDs, expanding our library to engage more targets Ternary complex models enabling MRT scientists to engineer and optimize selective MGDs Computational screening identifying and prioritizing hits inducing binding and selective degradation in silico library generation in silico ternary complex models in silico MGD screening Neosubstrate E3 ligase MGD E3 ligase Novel in silico MGDs MGD library Neosubstrate E3 ligase

Targets Clinical Path Leveraging a Leading Drug Discovery Platform Purpose-built to discover and develop a wide landscape of therapeutically-relevant MGDs Undruggable and inadequately drugged degron-containing proteins High level of target validation, preclinically and clinically Programs with biomarker-based patient selection strategy and clear path to the clinic Opportunity for rapid clinical PoC for MOA and efficacy Address high unmet needs Potential to address a wide range of therapeutically-relevant proteins in oncology and beyond Create synergies within therapeutic areas Monte Rosa’s High-Value Proprietary Pipeline Patient Benefit

Monte Rosa Pipeline

Rapidly advancing wholly owned MGD programs targeting undruggable proteins

Target / Program	Indication(s)	Discovery	IND-Enabling	Clinical	Next Anticipated Milestones	Ownership
GSPT1	NSCLC, SCLC and other MYC-driven Malignancies				IND filing mid-2022	
NEK7	Inflammatory Diseases				IND-Enabling Studies	
CDK2	Ovarian Cancer, Breast Cancer					
VAV1	T and B Cell Malignancies, Autoimmune Disease				Lead Optimization	
BCL11A	SCD, β-Thalassemia					
Undisclosed	Multiple					

Oncology Autoinflammation Oncology / immunology Genetic diseases

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GSPT1 Program

Targeting Myc-driven Tumors and Their Addiction to Protein Translation GSPT1 is a key regulator and vulnerability of Myc-induced translational addiction To sustain growth, Myc-driven tumors are addicted to protein translation Myc regulates the expression of key genes related to protein translation, including the master regulator 4EBP1 and eIF4E This addiction to protein translation creates a dependency to the translation termination factor GSPT1 a degron-containing protein GSPT1 MGDs exploit this vulnerability by: Disrupting protein translation output Reducing Myc-oncogenic signaling Myc hijacks the cellular protein translation machinery creating a vulnerability to GSPT1

MRT-2359 is a Potent and Selective GSPT1-directed MGD

MRT-2359 is a potent inducer of GSPT1-cereblon proximity

Ternary complex model


GSPT1
Degron
MRT-2359
CRBN

in vitro data	
CRBN binding, K_i	113 nM
Ternary complex, EC_{50}	< 7 nM
Degradation, DC_{50}	80 nM

MRT-2359 is a selective GSPT1-directed MGD


MRT-2359, µM - 0.3 3 30 30 30
Bortezomib - - - - + -
MLN-4924 - - - - - +
GSPT1
IKZF1
IKZF3
SALL4
ZFP91
CK1a
GAPDH

6hr post treatment in MM1S and Kelly (SALL4)

Proximity – Turbo ID


GSPT1
GSPT2
p-value
1E-009
1E-008
1E-007
1E-006
1E-005
1E-004
1E-003
1E-002
1E-001
-2.5 -2 -1.5 -1 -0.5 0 0.5 1 1.5 2 2.5
Protein fold-change; (log2)

1hr post treatment

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Myc-Driven NSCLC lines are Highly Sensitive to MRT-2359 Myc-driven NSCLC cell lines are sensitive to MRT-2359 Each dot represents a cell line MRT-2359 induces GSPT1 degradation in all cell models, but selective killing in high N-Myc lines only Viability GSPT1 western blot at 6 hr (N-Myc high) and 24 hr (low). 72 hr viability assay (CTG) GSPT1 degradation Myc-driven Non-Myc-driven

MRT-2359 Affects N-Myc Pathway only in Myc-driven Cells GSPT1 N-Myc 0.03 0.3 3 - 0.03 0.3 3 0.03 0.3 3 Tubulin 0 6 hr 24 hr 48hr MRT-2359 (μM) Myc-driven (NCI-H1155) - - 0.03 0.3 3 - GSPT1-directed MGD degradation affects translation, a critical vulnerability of Myc-driven cells Non-Myc-driven (NCI-H2023) N-Myc not detected GSPT1 N-Myc 0.03 0.3 3 - 0.03 0.3 3 0.03 0.3 3 Tubulin 0 6 hr 24 hr 48hr MRT-2359 (μM) - - 0.03 0.3 3 -

Oral dosing of MRT-2359 shows anti-tumor activity and regressions in NCI-1155 Dose- and time-dependent degradation of GSPT1 is associated with N-Myc downregulation MRT-2359 Induces Tumor Regressions in N-Myc-driven Xenograft Models Similar observations in other high N-Myc expression models (ABC-1, NCI-H1770) Day 5 1 mg/kg 10 mg/kg MRT-2359 plasma concentration N-Myc protein level GSPT1 protein level

MRT-2359 Anti-tumor Activity in L- and N-Myc-positive NSCLC PDXs Tumor progression to ≥800 mm3

Targeting Myc-positive Tumors with MRT-2359

Potential indications and patient stratification hypotheses


Small cell lung cancer
66K patients – 50%
Non-small cell lung cancer
352K patients (LUAD + SCC) – 7-10%
Diffuse large B-cell lymphomas
67K patients – 30%
Triple-neg breast cancer
68K patients – 30%
Ovarian cancer
63K patients – 64%
Other c-/L-/N-Myc driven tumors
Bladder cancer
Uterine cancer
Neuroendocrine lung cancer, Lu-NET
Neuroendocrine prostate cancer, NEPC
L-Myc overexpression/amplification
N-Myc overexpression/amplification
c-Myc amplification
c-Myc translocation/rearrangement

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Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG)
Patient stratification %s: Schaub - Cell Systems 2018; Massó-Vallés – Exp. Op. therapeutic targets 2020; Sesques and Johnson - Blood 2016

Early Phase Clinical Development Dose Level 1 MTD or RDE Expansion cohorts Dose escalation BOIN design Lung cancer (NSCLC, SCLC), solid tumors with L-/N-Myc amplification and diffuse large B-cell lymphomas SCLC – Enriched for high L-/N-Myc expression NSCLC – Enriched for high L-/N-Myc expression Dose Level 2 Dose Level X Solid tumors – L-/N-Myc amplification Dose Level 3

Targeting Myc-addicted Tumors with MRT-2359 IND-enabling activities have been initiated Rationally designed potent and selective GSPT1-directed MGD Favorable drug-like properties and ADMET profile Orally bioavailable development candidate Robust antitumor activity in vivo in multiple tumor models IND-enabling activities ongoing Patient stratification hypothesis developed and being validated IND filing expected in mid-2022

NEK7 Program

NEK7 (NIMA-Related Kinase 7) as a Target for Inflammatory Disease NEK7 is an essential regulator of the inflammasome Pyroptosis Gasdermin D Active NLRP3 inflammasome Cytokines secretion Pro-IL-1β Pro-IL-18 IL-18 IL-1β NEK7 NLRP3 Pro-Caspase-1 ASC N-terminal C-terminal N-terminal Caspase-1 N-terminal Therapeutic hypothesis: Diseases with over-activated or mutated NLRP3 inflammasome NEK7 licenses NLRP3 assembly in a kinase independent manner NEK7-deficient macrophages are severely impaired in IL-1β and IL-18 secretion Clinical opportunity: First-in-class NEK7 degraders for Over-activated NLRP3 inflammasome: metabolic pathologies, cardiovascular diseases, inflammatory issues and neurologic disorders NLRP3 activating mutations: Cryopyrin-associated periodic syndromes (CAPS)

Rationally Designed NEK7-Directed MGDs are Selective Rhapsody model enables rapid chemistry optimization NEK7-directed MGD promotes selective degradation of NEK7 Rationally designed MGDs promote selective CRBN proximity TMT-Proteomics – 24hr post treatment Turbo-ID – 6hr post treatment Protein fold-change; (log2) p-value Protein fold-change; (log2) p-value in vitro data CRBN binding, Ki 48 nM Ternary complex, EC50 20 nM Degradation, DC50 10 nM Degron MGD NEK7 CRBN

NEK7-directed MGDs Modulate NLRP3 Pathway in Human Macrophages MRT-3483 promotes NEK7 degradation and pathway engagement in hMDMs NEK7-directed MGD compared to NLRP3 inhibitor MRT-3483 (nM) + LPS + Nigericin Treatment (6hr) of primed hMDMs Treatment (20 hr) of primed hMDMs Western blot – 24 hr IL-18 IL-1β LPS + Nigericin Inzomelid LPS + Nigericin Inzomelid DC50: 3.2nM Dmax: 100% CASP1 and LDH showed similar profile

Overactivation of the NLRP3 Inflammasome in Diseases

NLRP3 activating mutations


LRR
NACHT
NLRP3
C-terminal NEK7
Activating mutations

NLRP3 mutations found in CAPS (Cryopyrin-associated periodic syndromes – MWS*, FCAS**, CINCA/NOMID# Syndrome) might stabilize the active form of NLRP3

Over-activated NLRP3 inflammasome


Heart
Myocardial infarction
Diabetic cardiomyopathy
Lung
Asthma
ARDS
Metabolism
Obesity
Type II Diabetes
Artherosclerosis
Liver
Liver fibrosis
Liver damage
Pro-IL-1β
Pro-IL-18
IL-1β
IL-18
Brain
Parkinson's disease
Alzheimer's disease
Multiple sclerosis
ALS
Psychiatric disorders
Kidney
Nephrotic syndrome
SLE
Joints
Gout
Rheumatoid arthritis
Intestine
Inflammatory bowel disease (IBD)

*Muckle-Wells Syndrome
**familial cold autoinflammatory syndrome, #Chronic infantile neurological cutaneous and articular/neonatal onset multisystem inflammatory disease

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CDK2 Program

CDK2 as a Target for Selected Solid Tumors Therapeutic hypothesis: Tumors with CDK2 pathway activation by: CyclinE1/E2 amplification or loss of AMBRA1 Loss of RB Clinical Opportunity: CDK2 driven cancers: ER positive breast cancer (444K patients), ovarian cancer (63K patients), and endometrial cancer (118K patients), as well as breast cancer post treatment with CDK4/6 inhibitors CDK2 is one of the key regulators of the cell cycle

Rationally Designed CDK2-Directed MGDs are Selective Rhapsody model enables rapid chemistry optimization CDK2-directed MGD promotes selective degradation Rationally designed MGD promotes selective CRBN proximity TMT-Proteomics – 24hr post treatment Turbo-ID – 6hr post treatment Protein fold-change; (log2) p-value in vitro data CRBN binding, Ki 163 nM Ternary complex, EC50 9 nM Protein fold-change; (log2) p-value Program advanced to lead optimization in Q4 2021 Degron MGD CDK2 CRBN

VAV1 and BCL11a Programs

VAV1 as a Target for Autoimmune Disease

VAV1 plays a key role in T-cell and B-cell development and activation


T-cell
B-cell
TCR
LAT
GADS
ZAP-70
SLP-76
VAV1
CD19
BCR
VAV1
Syk
Activated VAV1
GEF activity
Non-GEF activity
Rho/Rac GTPase
Immuno synapse formation
Calcium flux
ERK-MAP kinase
NF-kappa b
NFAT

Therapeutic hypothesis: Diseases with VAV1 activating mutations or autoimmune disorders

- VAV1 activation mutations identified in leukemia, lymphoma and lung cancer
- VAV1 KO mice improved multiple autoimmune models

Clinical Opportunity: First-in-class VAV1 degraders for

- T-cell and B-cell lymphomas: DLBCL (66K patients) and Burkitt lymphoma
- Autoimmune disorders including MS (1.2M patients), myasthenia gravis (36K – 60K patients in US), and acute graft-versus-host disease (10K patients)

Patient diagnosed prevalence and incidence #s, major markets (US, EU and JP): DRG; myasthenia.org

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BCL11A as a Target for Hemoglobinopathies (SCD and β-Thalassemia) Therapeutic hypothesis: Reactivate expression of fetal hemoglobin (HbF) to compensate for mutated adult globin Clinical Opportunity: First-in-class BCL11A degraders for Sickle cell disease (SCD) 155,000 patients (US and EU) >6M patients (ROW) β-thalassemia 17,000 patients (US and EU) BCL11A is the zinc finger transcription repressor of the fetal globin genes Patient diagnosed prevalence #s: DRG; www.notaloneinsicklecell.com

Summary

Monte Rosa Therapeutics From serendipity to rational design of MGDs Proprietary, target-centric drug discovery platform enabling rational design, and anticipated rapid development, of molecular glue-based degraders targeting the undruggable proteome in oncology and non-oncology disease Extensive and compelling pre-clinical in vivo data for GSPT1 program, demonstrating potent anti-tumor activity in Myc-driven tumor models Molecular glue-based targeted protein degradation platform developing breakthrough small molecule therapeutics that selectively degrade disease-causing proteins IND filing for GSPT1 program expected in mid-2022; additional programs at various stages of discovery Initial platform focus on cereblon-mediated protein degradation with hundreds of potential targets to address Potential to reprogram other E3 ligases to access more of the undruggable proteome through other degrons

Thank You